UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2014

Date of reporting period: April 30, 2014

Item 1.	Reports to Stockholders.

# The Advisors' Inner Circle Fund

## ICM Small Company Portfolio

**Semi-Annual Report** **April 30, 2014**

**Investment Adviser:**

**Investment Counselors of Maryland, LLC**

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2014

The Portfolio files its complete schedule of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Portfolio’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2014 (Unaudited)

Dear Shareholder:

In 2013, the S&P 500 Index returned more than 32%, shrugging off negative developments with only a few short and shallow corrections. After such a strong advance, and the sharp increase in the valuation of equities, it is not surprising that investors would become more nervous about the growing list of risks to the economy that emerged in the first three months of 2014 — most notably, the prospect of an emerging markets crisis reminiscent of 1998 and the first major confrontation between the U.S. and Russia since the end of the Cold War over twenty years ago. Of perhaps even greater near term significance were the harsh winter conditions that will surely have a dampening effect on first quarter corporate earnings reports. In the end though, there was enough evidence to suggest that the U.S. economy, negative weather effects notwithstanding, should continue to grind out positive but uninspiring growth of 1 to 2% this year. When combined with investor’s belief that the Federal Reserve under Chairman Yellen will continue its accommodative monetary policy, this was enough to ease investor anxiety, and the S&P 500 Index ended the fiscal semi-annual period with an impressive gain of 8.36%. After leading the market last year, small caps stocks (as measured by the Russell 2000® Index) lagged large cap peers (as measured by the S&P 500 Index) in the fiscal semi-annual period with a smaller gain of 3.08%. The ICM Small Company Portfolio (the “Fund” or the “Portfolio”) lagged its primary benchmark, the Russell 2000® Value Index (the “Benchmark”), in the fiscal semi-annual period, with a gain of 4.24% versus 4.97% for the Benchmark.

	Total Returns
	1st Fiscal Qtr	2nd Fiscal Qtr	1st Half of Fiscal Year
	Nov. 1, 2013- Jan. 31, 2014	Feb. 1, 2014- Apr. 30, 2014	Nov. 1, 2013- Apr. 30, 2014
ICM Small Co. Portfolio*	0.05%	4.19%	4.24%
Russell 2000® Value Index	1.77%	3.15%	4.97%
Russell 2000® Index	3.12%	-0.04%	3.08%
Russell 2000® Growth Index	4.40%	-3.00%	1.27%
S&P 500 Index	2.00%	6.23%	8.36%

*	The returns shown for the ICM Small Company Portfolio are net of all fees and expenses.

Total annual Fund operating expenses are 0.91%.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2014 (Unaudited)

Periods greater than one year are annualized. Total returns assume reinvestment of all dividends and capital gains.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-234-5426 or visit our website at www.icomd.com. Performance through 3/31/14 is 24.17% (one year), 25.23% (annualized five year) and 9.30% (annualized 10 year).

The top contributor to performance this semi-annual period was the Financial Services sector, where the Fund’s underweight position and strong stock selection positively impacted the relative return. Regional banks, which were strong performers in 2013, have lagged to start the fiscal year. The Portfolio has 12.3% of its assets invested in banks which is substantial, but significantly less than the 16.6% weighting in the benchmark. The Fund also benefitted from the outperformance of its bank holdings, which advanced 2.9% versus just 1.2% for the benchmark peers. This was due primarily to a 16.2% gain in Georgia-based Ameris Bancorp, the Portfolio’s largest bank holding. In March 2014, Ameris made a nice acquisition of a smaller local rival which should be very accretive to future earnings. We think there is more consolidation to come in the oversaturated local banking business and we continue to favor banks that have a thoughtful, disciplined acquisition strategy. Commercial mortgage investment banker HFF Inc., which advanced 47.6% in the six month period, was also a positive contributor to performance. For now, commercial real estate continues to change hands at a furious pace, and HFF benefits from this activity, but after an 80% advance in 2013 and 30% in the first four months of this year, the stock more than exceeded our price target and was sold from the Fund.

Another important contributor to the Fund’s relative performance for the six month period was the Energy sector. Both natural gas and oil prices crept higher during the fiscal semi-annual period, leading to an 8.5% gain for this sector of the benchmark — leading all sectors. The Portfolio’s holdings did even better advancing 18.3%, largely the result of a 22.8% gain for gulf oil producer EPL Oil & Gas, which agreed to be acquired by a competitor in March. The Fund’s holdings in the oil field services sector also performed well, gaining over 8.3%, led by a 28.4% gain in the shares of Key Energy Services. In 2013, we highlighted this sector as an area where we saw good value despite a temporarily depressed market for exploration and production services. As earnings prospects for the sector continue to turn up, the shares have performed well.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2014 (Unaudited)

The largest detractor to relative performance in the semi-annual period, by far, was the Fund’s underweight position in Real Estate Investment Trusts (“REITs”) which, as a group, advanced 8.0% for the six month period. Similarly, Utilities had a strong six month period, but the strong stock selection in the sector made up for the underweight. Two factors led to the recent outperformance of these sectors, both of which should be temporary. First, REITs and utility companies tend to have more stable and predictable sales and earnings and are thus perceived to be more defensive in nature. As risk and volatility picked up in the quarter, investors rotated into these areas of the market despite the fact that both sectors command historically high valuations. Second, REITs and utility stocks offer above average dividend yields, which make their share price performance sensitive to large swings in interest rates. At the beginning of the calendar year most investors, including ourselves, believed that longer maturity U.S. Treasury rates would continue to trend upward as the Fed wound down its bond buying program and the economy continued to expand. Instead, interest rates declined significantly through April 30; in the case of the 10 year Treasury, from 3% down to 2.7% as the economy encountered a slowdown over the winter months. If, as expected, the Fed maintains its present course and the economy rebounds from the recent weather related slowdown, there should be an upward bias to rates later in the year.

The Fund also suffered from poor relative performance of its Technology holdings, caused primarily by a 28.0% decline in the shares of Electro Scientific Industries, Inc., a supplier of laser-based manufacturing solutions. Although a lack of orders from their largest customer have temporarily hampered earnings, we are maintaining the position due to the company’s solid balance sheet and the stock’s 4% dividend yield.

Looking forward, our view of the U.S. equity market has not changed appreciably. Despite the slowdown in the first calendar quarter, the U.S. economy should continue on a modest, but self-sustaining growth path. We are normally skeptical when the weather is blamed for poor performance, but in this case there clearly was a broad based economic impact from the recent harsh conditions. Anecdotes from several companies suggest that business improved as we exited the winter months, but the data will need to prove this out before the market gains a firmer footing. Our enthusiasm would be greater if the market were not already trading at an elevated valuation level. While the S&P 500 trades at a reasonable 16 times this year’s earnings, the Russell 2000® Index trades at a 17% premium. As we have suggested in recent letters, this level of premium usually portends a period of large cap outperformance.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2014 (Unaudited)

Respectfully,

William V. Heaphy, CFA Principal Investment Counselors of Maryland, LLC	Simeon F. Wooten, III, CFA Principal Investment Counselors of Maryland, LLC

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Index returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2014 (Unaudited)

Definition of the Comparative Indices

Russell 2000® Value Index is a subset of the Russell 2000® Index that contains those securities with lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000® Growth Index is a subset of the Russell 2000® Index that contains those securities with higher price-to-book ratios and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2014 (Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 98.6%
	Shares	Value

CONSUMER DISCRETIONARY — 12.2%
ANN INC*	316,474	$12,402,616
Black Diamond*	458,800	5,115,620
Bob Evans Farms	264,100	12,378,367
Children’s Place Retail Stores	271,800	13,046,400
Crocs*	669,800	10,134,074
Finish Line, Cl A	468,600	12,900,558
FTI Consulting*	101,000	3,464,300
Group 1 Automotive	230,900	16,654,817
Hillenbrand	464,900	14,132,960
Insight Enterprises*	420,900	10,993,908
Matthews International, Cl A	239,400	9,659,790
MDC Holdings	472,100	13,029,960
Men’s Wearhouse	198,384	9,399,434
Orbotech*	97,601	1,438,639
Regis	850,529	11,175,951

		155,927,394

CONSUMER STAPLES — 0.8%
Snyders-Lance	362,300	9,622,688

ENERGY — 5.8%
Bonanza Creek Energy*	361,700	17,585,854
Carrizo Oil & Gas*	130,100	7,158,102
EPL Oil & Gas*	264,101	10,336,913
Key Energy Services*	1,814,400	18,216,576
Natural Gas Services Group*	55,064	1,689,914
SAExploration Holdings*	469,300	4,383,262

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2014 (Unaudited)

COMMON STOCK — continued

	Shares	Value

ENERGY — continued
Unit*	227,700	$15,016,815

		74,387,436

FINANCIAL SERVICES — 21.1%
Ameris Bancorp*	852,804	18,139,141
Bank of Kentucky Financial	98,200	3,388,882
Berkshire Hills Bancorp	124,875	2,925,821
Boston Private Financial Holdings	837,000	10,470,870
Brandywine Realty Trust†	461,730	6,718,172
Bryn Mawr Bank	388,274	10,592,115
Campus Crest Communities†	1,032,100	8,886,381
Center Bancorp	266,056	4,924,696
CubeSmart†	537,400	9,995,640
CVB Financial	91,348	1,320,892
DuPont Fabros Technology†	541,800	13,127,814
Enterprise Financial Services	587,780	10,503,629
Excel Trust†	833,100	10,513,722
Financial Institutions	169,000	3,912,350
First Financial Holdings	120,260	6,911,342
First of Long Island	151,900	5,509,413
Flushing Financial	510,600	9,813,732
FNB	1,062,500	13,217,500
Fortegra Financial*	392,800	2,836,016
Hancock Holding	222,300	7,498,179
Hanmi Financial	353,862	7,526,645
Hanover Insurance Group	131,900	7,709,555
Heritage Financial	636,847	10,291,447
Kite Realty Group Trust†	1,518,150	9,412,530
Lexington Realty Trust†	533,541	5,740,901
Navigators Group*	115,800	6,597,126
Parkway Properties†	255,100	4,811,186
Pebblebrook Hotel Trust†	368,900	12,704,916
ProAssurance	157,200	7,140,024
Prosperity Bancshares	224,900	13,269,100
Selective Insurance Group	165,700	3,801,158
Trico Bancshares	356,736	8,650,848
United Financial Bancorp	570,960	10,071,735
Washington Trust Bancorp	16,144	552,125

		269,485,603

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2014 (Unaudited)

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — 7.0%
Bio-Rad Laboratories, Cl A*	103,700	$12,776,877
Charles River Laboratories International*	207,500	11,146,900
CONMED	314,600	14,575,418
Hanger Orthopedic Group*	479,417	16,621,387
Hill-Rom Holdings	333,600	12,463,296
Owens & Minor	339,938	11,401,521
WellCare Health Plans*	147,314	9,939,276

		88,924,675

INDUSTRIALS — 5.0%
Altra Holdings	521,900	17,828,104
McDermott International*	1,425,300	10,304,919
MYR Group*	470,100	11,028,546
SP Plus*	510,795	12,473,614
TAL International Group	302,300	12,751,014

		64,386,197

INFORMATION TECHNOLOGY — 2.8%
Electro Scientific Industries	1,060,550	8,993,464
NETGEAR*	409,700	13,233,310
WEX*	147,100	14,117,187

		36,343,961

MATERIALS — 0.6%
Innospec	168,450	7,253,457

MATERIALS & PROCESSING — 14.3%
ABM Industries	482,500	13,070,925
Aptargroup	200,100	13,490,742
Belden CDT	239,600	17,684,876
Brady, Cl A	458,900	11,835,031
Carpenter Technology	275,400	17,295,120
HB Fuller	344,466	15,959,110
Innophos Holdings	352,800	19,912,032
Koppers Holdings	209,213	8,933,395
Kraton Performance Polymers*	407,604	10,618,084
OM Group	529,277	15,502,523
OMNOVA Solutions*	1,390,100	12,677,712
Rogers*	206,300	12,382,126
United Stationers	363,703	13,649,774

		183,011,450

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2014 (Unaudited)

COMMON STOCK — continued

	Shares	Value

PRODUCER DURABLES — 17.4%
Actuant, Cl A	467,800	$15,839,708
Albany International, Cl A	376,600	13,550,068
Briggs & Stratton	553,300	11,824,021
CBIZ*	1,205,300	10,329,421
Celadon Group	188,811	4,344,541
Compass Diversified Holdings (A)	698,329	12,912,103
ESCO Technologies	450,722	15,063,129
Esterline Technologies*	62,503	6,814,077
Granite Construction	357,193	13,351,874
Heartland Express	643,100	13,993,856
II-VI*	761,900	10,971,360
Kaman	251,000	10,534,470
Littelfuse	138,700	12,559,285
Methode Electronics	464,778	12,892,942
Moog, Cl A*	157,039	10,278,203
Orbital Sciences*	684,015	20,110,041
Regal-Beloit	183,400	13,705,482
Triumph Group	203,600	13,195,316

		222,269,897

TECHNOLOGY — 9.3%
ATMI*	174,400	5,924,368
Coherent*	194,835	11,633,598
Emulex*	1,248,300	8,925,345
FormFactor*	895,000	5,146,250
GSI Group*	989,700	12,014,958
Harmonic*	1,308,395	9,198,017
Integrated Device Technology*	1,896,800	22,135,656
IXYS	1,044,203	11,266,950
Jabil Circuit	328,700	5,673,362
ON Semiconductor*	304,792	2,868,093
Oplink Communications*	643,632	11,031,852
Plantronics	283,400	12,347,738

		118,166,187

UTILITIES — 2.3%
IDACORP	314,700	17,667,258
NorthWestern	248,282	12,011,883

		29,679,141

TOTAL COMMON STOCK (Cost $932,328,043)		1,259,458,086

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2014 (Unaudited)

SHORT-TERM INVESTMENT — 0.9%

	Shares	Value

Dreyfus Treasury Prime Cash Management, 0.000% (B) (Cost $11,944,145)	11,944,145	$11,944,145

TOTAL INVESTMENTS — 99.5% (Cost $944,272,188)		$1,271,402,231

Percentages are based on Net Assets of $1,277,908,958.

(A)	Security considered to be a Master Limited Partnership. The total value of such security as of April 30, 2014 was $12,912,103 or 1.0% of Net Assets

(B)	The rate shown is the 7-day effective yield as of April, 30 2014.

*	Non-income producing security.

†	Real Estate Investment Trust

Cl	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2014 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $944,272,188)	$1,271,402,231
Receivable for Investment Securities Sold	16,551,062
Dividends and Interest Receivable	244,827
Receivable for Capital Shares Sold	172,161
Prepaid Expenses	14,739

Total Assets	1,288,385,020

Liabilities:
Payable for Capital Shares Redeemed	4,768,468
Payable for Investment Securities Purchased	4,713,504
Payable due to Adviser	758,693
Payable due to Administrator	50,726
Chief Compliance Officer Fees Payable	2,783
Payable due to Trustees	2,104
Other Accrued Expenses	179,784

Total Liabilities:	10,476,062

Net Assets	$1,277,908,958

Net Assets Consist of:
Paid-in Capital	$818,734,259
Undistributed Net Investment Income	69,369
Accumulated Net Realized Gain on Investments	131,975,287
Net Unrealized Appreciation on Investments	327,130,043

Net Assets	$1,277,908,958

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	37,250,920

Net Asset Value, Offering and Redemption Price Per Share	$34.31

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO FOR THE
SIX MONTHS ENDED
APRIL 30, 2014 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividends	$7,424,101

Total Income	7,424,101

Expenses
Investment Advisory Fees	4,771,945
Administration Fees	312,993
Trustees’ Fees	5,575
Chief Compliance Officer Fees	4,494
Shareholder Servicing Fees	923,221
Transfer Agent Fees	45,058
Custodian Fees	28,271
Printing Fees	26,778
Legal Fees	14,527
Audit Fees	11,895
Registration and Filing Fees	10,437
Other Expenses	14,761

Total Expenses	6,169,955
Less: Fees Paid Indirectly (See Note 4)	(12)

Net Expenses	6,169,943

Net Investment Income	1,254,158

Net Realized Gain on Investments	130,481,606
Net Change in Unrealized Depreciation on Investments	(77,137,731)

Total Net Realized and Unrealized Gain on Investments	53,343,875

Net Increase Net Assets Resulting from Operations	$54,598,033

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

Operations:
Net Investment Income	$1,254,158	$8,258,625
Net Realized Gain on Investments	130,481,606	150,064,334
Net Change in Unrealized Appreciation (Depreciation) on Investments	(77,137,731)	240,917,545

Net Increase in Net Assets Resulting from Operations	54,598,033	399,240,504

Dividends and Distributions:
Net Investment Income	(5,029,641)	(6,217,874)
Net Realized Gains	(139,132,464)	(76,525,556)

Total Dividends and Distributions	(144,162,105)	(82,743,430)

Capital Share Transactions:
Issued	91,881,981	169,892,630
In Lieu of Cash Distributions	141,992,858	80,723,153
Redeemed	(294,600,642)	(320,584,515)

Net Decrease in Net Assets from Capital Share Transactions	(60,725,803)	(69,968,732)

Total Increase (Decrease) in Net Assets	(150,289,875)	246,528,342
Net Assets:
Beginning of Period	1,428,198,833	1,181,670,491

End of Period	$1,277,908,958	$1,428,198,833

Undistributed Net Investment Income	$69,369	$3,844,852

Share Transactions:
Issued	2,577,498	5,339,528
In Lieu of Cash Distributions	4,272,082	2,930,096
Redeemed	(8,615,534)	(10,230,417)

Net Decrease in Shares Outstanding from Share Transactions	(1,765,954)	(1,960,793)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

	Six Months Ended April 30, 2014 (Unaudited)		Years Ended October 31,
			2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$36.60		$28.84	$28.61	$27.10	$22.38	$23.24

Income from Operations:
Net Investment Income*	0.03		0.20	0.09	0.05	0.07	0.06
Net Realized and Unrealized Gain	1.39		9.59	2.81	1.53	4.76	1.93

Total from Operations	1.42		9.79	2.90	1.58	4.83	1.99

Dividends and Distributions:
Net Investment Income	(0.12)		(0.15)	(0.05)	(0.07)	(0.11)	(0.10)
Net Realized Gain	(3.59)		(1.88)	(2.62)	—	—	(2.75)

Total Dividends and Distributions	(3.71)		(2.03)	(2.67)	(0.07)	(0.11)	(2.85)

Net Asset Value, End of Period	$34.31		$36.60	$28.84	$28.61	$27.10	$22.38

Total Return†	4.24%		36.32%	11.54%	5.83%	21.60%	11.92%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,277,909		$1,428,199	$1,181,670	$1,235,797	$1,309,074	$1,200,420
Ratio of Expenses to Average Net Assets(1)	0.91	%**	0.93%	0.92%	0.92%	0.92%	0.89%
Ratio of Net Investment Income to Average Net Assets	0.18	%**	0.64%	0.33%	0.18%	0.27%	0.31%
Portfolio Turnover Rate	13	%***	21%	19%	30%	24%	33%

(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

*	Per share calculations were performed using average shares for the period.

**	Annualized.

***	Not annualized.

†	Return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 50 portfolios. The financial statements herein are those of the ICM Small Company Portfolio (the “Portfolio”). The Portfolio seeks maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Portfolio, a diversified portfolio normally seeks to achieve its objective by investing at least 80% of its net assets at the time of initial purchase in common stocks of companies that have market capitalizations that are under $2 billion. The Portfolio may invest in equity securities listed on a national securities exchange or traded in the over-the-counter markets. The Portfolio invests mainly in common stocks, but it may also invest in other types of equity securities. The financial statements of the remaining portfolios of the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolio.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such

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reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2014, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

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•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of April 30, 2014, all of the Portfolio’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For details of investment classification, see the schedule of investments.

For the six months ended April 30, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the six months ended April 30, 2014, there were no Level 3 securities.

For the six months ended April 30, 2014, there have been no significant changes to the Portfolio’s fair value methodologies.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriated provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

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As of and during the six months ended April 30, 2014, the Portfolio did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Portfolio did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio’s distributions to shareholders may include a return of capital received from Real Estate Investment Trusts.

Investments in REITs — With respect to the Portfolio, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — The Portfolio may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or

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natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services have been approved by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee effective November 1, 2013 equal to the higher of $125,000 or 0.08% of the first $250 million, 0.06% of the next $250 million, 0.05% of the next $250 million and 0.025% of any amount above $750 million of the Portfolio’s average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

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Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Portfolio that are serviced by the financial representative. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Investment Counselors of Maryland, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the Trust.

The Portfolio may earn cash management credits which can be used to offset transfer agent expenses. During the six-month period ended April 30, 2014, the Portfolio earned credits of $12 which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser, owned in part by Investment Counselors of Maryland, Inc., a company wholly-owned by Old Mutual (US) Holdings Inc. and ICM Management LLC, a company wholly-owned by nine officers of the Adviser, provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of the Portfolio’s average daily net assets.

6.	Investment Transactions:

For the six months ended April 30, 2014, the Portfolio made purchases of $169,240,949 and had sales of $326,655,811 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may

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differ from U.S. generally accepted accounting principles. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions made during such period. These book/tax differences may be temporary or permanent in nature.

Permanent book and tax differences primarily relating to distributions received from partnerships resulted in reclassification to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

To the extent these differences are permanent in nature they are changed or credited to paid in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the difference arise.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long -Term Capital Gains	Total
2013	$10,861,090	$71,882,340	$82,743,430
2012	2,312,717	109,233,914	111,546,631

As of October 31, 2013, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$13,519,089
Undistributed Long-Term Capital Gains	129,454,111
Net Unrealized Appreciation	405,765,561
Other Temporary Differences	10

Total Distributable Earnings	$548,738,771

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. The Act also contains provisions which are intended to prevent unintentional failures of the regulated investment company (“RIC”) quarterly asset and annual income composition tests, as well as

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several provisions aimed at preserving the character of income and gain distributions, and reducing the circumstances under which a RIC would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and with the International Revenue Service.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Portfolio at April 30, 2014, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$944,272,188	$360,824,715	$(33,694,672)	$327,130,043

8.	Other:

At April 30, 2014, 46% of total shares outstanding were held by three record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Loans of Portfolio Securities:

The Portfolio may lend portfolio securities having a market value up to one-third of the Portfolio’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments. It’s the Portfolio’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to

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return the securities. The Portfolio could also experience delays and costs in gaining access to the collateral. The Portfolio bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

At April 30, 2014, there were no securities on loan to brokers. For the six months ended April 30, 2014, the Portfolio had no securities lending transactions.

10.	Change of Independent Registered Public Accounting Firm

The Portfolio has selected Deloitte & Touche LLP (“Deloitte”) to serve as the Portfolios’ independent registered public accounting firm for the Portfolios’ fiscal year ended October 31, 2013. The decision to select Deloitte was recommended by the Portfolios’ Audit Committee on November 13, 2012 and was approved by the Portfolios’ Board of Trustees on November 13-14, 2012. During the Portfolio’s fiscal years ended October 31, 2011 and October 31, 2012, neither the Portfolio, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of Deloitte does not reflect any disagreements with or dissatisfaction by the Portfolio or the Portfolios’ Board of Trustees with the performance of the Portfolios’ prior independent registered public accounting firm, Pricewaterhouse Coopers LLP (“PwC”). The decision not to renew the engagement of PwC, effective upon its completion of its audit for the fiscal year ended October 31, 2012, and to select Deloitte was recommended by the Portfolios’ Audit Committee and approved by the Portfolios’ Board of Trustees. PwC’s report on the Portfolios’ financial statements for the fiscal years ended October 31, 2011 and October 31, 2012 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Funds’ fiscal years ended October 31, 2011 and October 31, 2012 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Portfolios’ financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

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11.	Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

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DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Portfolio’s costs in two ways.

•

Actual Portfolio return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your Portfolio under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

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DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited) (Concluded)

	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,042.40	0.91%	$4.61
Hypothetical 5% Return	1,000.00	1,020.28	0.91	4.56

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Board Considerations in Re-Approving the Advisory Agreement

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 11, 2014 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from

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independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent, and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with information regarding the Fund’s performance since the Agreement was last renewed, as well as information regarding the Fund’s

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performance over other time periods including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including expense limitation and fee waiver arrangements. The

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Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Fund.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable there under, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

ICM Small Company Portfolio

P.O. Box 219009

Kansas City, MO 64121

866-234-5426

Adviser:

Investment Counselors of Maryland, LLC

300 East Lombard Street

Suite 810

Baltimore, MD 21202

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

ICM-SA-001-1300

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2014

By (Signature and Title)	/s/ James F. Volk
James F. Volk Treasurer, Controller & CFO

Date: July 7, 2014